UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2026

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13057	13-2622036
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(212) 318-7000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock, $.01 par value	RL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 3, 2026, Ralph Lauren Corporation (the “Company”) announced the appointment of Halide Alagoz, currently Chief Product & Merchandising Officer, to the role of Chief Operating & Product Officer of the Company as part of a broader expansion of roles for key enterprise leaders. Ms. Alagoz’s appointment will become effective on November 29, 2026 following the retirement of Robert (Bob) Ranftl from his position as Chief Operating Officer, of which he notified the Company on August 31, 2026.

Ms. Alagoz, age 54, has served as the Chief Product & Merchandising Officer of the Company since March 2020. Prior to that role, Ms. Alagoz held the position of Chief Supply Chain and Sustainability Officer and previously served as Corporate SVP Sourcing & Manufacturing at the Company. Before she joined the Company, she served in various roles at H&M over an 18-year tenure, most recently as Head of Purchasing. Ms. Alagoz graduated from Istanbul Technical University with a Bachelor of Science in Industrial Engineering and holds a Master's Degree in Engineering Management, also from Istanbul Technical University.

Other than as described herein, there have been no arrangements, understandings or family relationships between the Company and Ms. Alagoz reportable under Item 401(b) or (d) of Regulation S-K, and there have been no transactions with respect to Ms. Alagoz reportable under Item 404(a) of Regulation S-K.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On September 3, 2026, the Company issued a press release announcing Ms. Alagoz’s appointment and Mr. Ranftl’s retirement, together with the expanded roles for certain additional key enterprise leaders. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 3, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALPH LAUREN CORPORATION

Date: September 3, 2026	By:	/s/ Justin M. Picicci
		Name:	Justin M. Picicci
		Title:	Chief Financial Officer